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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 2001

                              CHASE CREDIT CARD OWNER TRUST 2000-1
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                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                     (Exact name of registrant as specified in its charter)


        United States                   333-74303                22-2382028
------------------------------  -------------------------   --------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

                      200 White Clay Center Drive, Newark, DE         19711-5466
                      -----------------------------------------      -----------
                      (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


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Item 5.  Other Events:

      Chase Credit Card Owner Trust 2000-1 is the issuer of three classes of asset backed notes. The notes were issued under an indenture, dated as of March 2, 2000, between the trust and The Bank of New York, as Indenture Trustee.

      On June 15, 2001, The Chase Manhattan Bank, as Paying Agent, distributed monthly interest to the holders of the notes, and provided to holders a report including the information required by Section 7.3 of the Indenture. A copy of the statement provided to the holders of the notes is being filed as Exhibit
20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

               Exhibits        Description
               ----------      ---------------

               20.1 Monthly Statement to Noteholders with respect to the June 15, 2001 distribution.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 27, 2001


                                     By:  CHASE  MANHATTAN  BANK  USA,
                                     NATIONAL ASSOCIATION
                                     as Administrator

                                     By: /s/ Patricia Garvey
                                     -------------------------------------------
                                     Name:   Patricia Garvey
                                     Title:  Vice President


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                          Description
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20.1                                 Statement  to  Noteholders  dated June 15,
                                     2001